Other Income	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Other Income
17.	Other income
Other income primarily comprised gains recognized for government grants which represent cash subsidies received from the PRC government. Government grants are originally recorded as deferred revenue when received upfront. When all of the conditions specified in the grants have been met, the grants are recognized as other income.